                                                                  Exhibit 10.5.1

                       ALPHA SECURITY GROUP CORPORATION




                                                                 August 26, 2005

ASG Management, Inc.
328 West 77th Street
New York, New York 10024


Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Alpha Security Group Corporation ("Alpha") and continuing until (the "Termination Date") the earlier of the consummation by Alpha of a "Business Combination" or Alpha's liquidation (as described in Alpha's IPO prospectus), ASG Management, Inc. shall make available to Alpha certain office and secretarial services as may be required by Alpha from time to time, situated at 328 West 77th Street, New York, New York 10024. In exchange therefore, Alpha shall pay ASG Management, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.


                                    Very truly yours,
                                    ALPHA SECURITY GROUP CORPORATION


                               By:  /s/ Steven M. Wasserman
                                    ------------------------------------------
                                    Name: Steven M. Wasserman
                                    Title: Chief Executive Officer and President

AGREED TO AND ACCEPTED BY:

ASG MANAGEMENT, INC.


By:  /s/ Steven M. Wasserman
     ---------------------------
       Name: Steven M. Wasserman
       Title: President